EXHIBIT 10.06

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                              COMMON STOCK WARRANT

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                                    DVL, INC.

                              COMMON STOCK WARRANT

                     THE TRANSFERABILITY OF THIS WARRANT IS
                      RESTRICTED AS PROVIDED IN SECTION 2.

VOID AFTER AUGUST 15, 2011                 RIGHT TO PURCHASE 1,000,000 OF THE
                                           AGGREGATE SHARES OF COMMON STOCK
                                           OF THE COMPANY (SUBJECT TO ADJUSTMENT
                                           PURSUANT TO SECTION 3.4(b) HEREOF)

NO. ______

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                                    PREAMBLE
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       DVL, INC., a Delaware corporation (the "Company"), for value received, hereby certifies that J.G. WENTWORTH S.S.C., LIMITED PARTNERSHIP, a Nevada limited partnership (its permitted successors, assigns and transferees, the "HOLDER OF THIS WARRANT", or the "HOLDER HEREOF") is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, August 15, 2011 (the "EXPIRATION DATE"), 1,000,000 fully paid and nonassessable shares of Common Stock, par value $0.01 per share (collectively, the "COMMON STOCK") of the Company, at a purchase price of $0.20 per share (such price, the "INITIAL PURCHASE PRICE"). The number and character of such shares of Common Stock and the Initial Purchase Price are subject to adjustment as provided herein.

       This Warrant (the "WARRANT") evidencing the right to purchase shares of Common Stock of the Company, is issued pursuant to a certain Purchase Agreement effective as of August 15, 2001 (the "AGREEMENT"), by and among the Company, J.G. Wentworth S.S.C., Limited Partnership, J.G. Wentworth Management Company, Inc. (with respect to Sections 2(b) and (c) and 8 thereof), J.G. Wentworth Receivables II LLC, Receivables II-B Holding Company LLC, Receivables II-B LLC and S2 Holdings, Inc. Copies of the Agreement are on file at the principal office of the Company.

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER HEREOF FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE

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       REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION THEREFROM.

       EACH OF THE CERTIFICATE OF INCORPORATION (THE "CERTIFICATE") AND THE BY-LAWS (THE "BY-LAWS") OF THE COMPANY CONTAINS RESTRICTIONS PROHIBITING THE SALE, TRANSFER, DISPOSITION, PURCHASE OR ACQUISITION OF ANY CAPITAL STOCK UNTIL SEPTEMBER 30, 2009, WITHOUT THE AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD OF DIRECTORS"), BY OR TO ANY HOLDER
       (A) WHO BENEFICIALLY OWNS DIRECTLY OR THROUGH ATTRIBUTION (AS GENERALLY DETERMINED UNDER SECTION 382 OF THE CODE) FIVE PERCENT OR MORE OF VALUE OF THE THEN ISSUED AND OUTSTANDING SHARES OF CAPITAL STOCK OF THE COMPANY OR (B) WHO, UPON THE SALE, TRANSFER, DISPOSITION, PURCHASE OR ACQUISITION OF ANY CAPITAL STOCK OF THE COMPANY WOULD BENEFICIALLY OWN DIRECTLY OR THROUGH ATTRIBUTION (AS GENERALLY DETERMINED UNDER SECTION 382 OF THE
       CODE) FIVE PERCENT OR MORE OF THE VALUE OF THE THEN ISSUED AND OUTSTANDING CAPITAL STOCK OF THE COMPANY, IF THAT SALE, TRANSFER, DISPOSITION, PURCHASE OR ACQUISITION WOULD, IN THE SOLE DISCRETION AND JUDGMENT OF THE BOARD OF DIRECTORS, JEOPARDIZE THE COMPANY'S PRESERVATION OF ITS FEDERAL INCOME TAX ATTRIBUTES PURSUANT TO SECTION 382 OF THE CODE. THE COMPANY WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS WARRANT A COPY OF THE CERTIFICATE AND/OR BY-LAWS, CONTAINING THE ABOVE-REFERENCED RESTRICTIONS ON TRANSFER OF STOCK, UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

                                   DEFINITIONS

       1. DEFINITIONS. As used herein, each of the following terms, unless the context otherwise requires, shall have the meaning set forth below:

              "BUSINESS DAY" shall mean any day that is not a Saturday, a Sunday, or a day on which banks are required or permitted to be closed in the State of New York.

              "CODE" means the Internal Revenue Code of 1986, as amended.

              "COMPANY" means the Company and any corporation or other legal entity which shall succeed to or assume the obligations of the Company hereunder in compliance with SECTION 6 hereof.

              "COMMON STOCK" means all stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to

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preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

              "CONVERTIBLE SECURITIES" shall mean any indebtedness, shares of stock or other securities convertible into or exchangeable for Common Stock.

              "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

              "FAIR VALUE" shall mean with respect to Common Stock the current Market Price per share of such Common Stock at any date and, with respect to any other assets, shall be deemed to be the fair market value as determined, in good faith, by the Board of Directors of the Company (such value, the "BOARD VALUATION"); PROVIDED HOWEVER that if the holder hereof disputes the Board Valuation on or before 15 Business Days after the date the Board of Directors of the Company notifies such holder in writing of such Board Valuation, then, such holder shall be entitled to require the Board of Directors to retain an independent investment banker of the Board of Directors' choosing, at the expense of such holder, to determine such fair market value (such value, the "INDEPENDENT VALUATION"). It is agreed that the higher of (1) the Board Valuation and (2) the Independent Valuation shall constitute such "Fair Value" for all purposes.

              "INITIAL PURCHASE PRICE" shall have the meaning set forth in the Preamble to this Warrant.

              "MARKET PRICE" shall, at any given time, mean the average closing price, during the prior 30 Business Days, for a share of Common Stock as listed on any public exchange or automated quotation system, or the average bid price during such 30 Business Days for a share of Common Stock as traded in the over-the-counter market. In the event that the Common Stock is no longer listed on any public exchange or automated quotation system or traded in the over-the-counter market, THEN, the "Market Price" shall be equal to the "Fair Value."

              "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

              "NET CONSIDERATION PER SHARE" shall mean the amount equal to the total amount of consideration received by the Company for the sale or issuance of Common Stock, Options or Convertible Securities plus, in the case of Options or Convertible Securities, the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such Options or Convertible Securities were exercised, exchanged or converted.

              "OPTIONS" shall mean any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

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              "OTHER SECURITIES" means any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to SECTION 6 or otherwise.

              "PERSON" shall mean any natural or legal person.

              "PURCHASE PRICE" shall mean the Initial Purchase Price, as adjusted in accordance with this Warrant.

              "REGISTRABLE SECURITIES" shall mean the collective reference to
(1) the shares of Common Stock issued hereunder to the holder of this Warrant,
(2) this Warrant, and (3) the Shares.

              "SECURITIES ACT" means the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              "SECURITIES AND EXCHANGE COMMISSION" or "COMMISSION" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act.

              "SHARES" means the Common Stock and Other Securities issued or issuable upon exercise of this Warrant.

              "WARRANT" shall have the meaning set forth in the Preamble to this Warrant.

       2.     RESTRICTED STOCK.

              2.1 Without limitation of the restrictions of SECTION 2.3 hereof, if, at the time of any transfer or exchange (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant or Shares) of all or any portion of this Warrant or Shares, this Warrant or such Shares shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the holder of this Warrant or such Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or, at the election of the holder of this Warrant, a "no action" or similar letter from the Securities and Exchange Commission to the effect that such transfer or exchange may be made without registration under the Securities Act. In the case of such a transfer or exchange and in the case of an exercise of this Warrant if the Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company may require a written statement that such Warrant or Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof. The certificates evidencing the Shares issued on the exercise of this Warrant shall, if such Shares are being sold or transferred without registration under the Securities Act, bear a legend to the effect that the Shares evidenced by such certificates have not been so registered.

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              2.2    (a)    The Company shall at all times maintain and keep
available adequate public information, as those terms are understood and defined in Rule 144 under the Securities Act.

              (b) The Company shall furnish to the holder hereof and/or a prospective purchaser designated by such holder of this Warrant or Shares, forthwith upon request, (i) a copy of the most recent annual or quarterly report of the Company, (ii) any other reports and documents necessary to satisfy the information-furnishing condition to offers and sales under Rule 144A under the Securities Act, and (iii) such other reports and documents as the holder of this Warrant or Shares or any prospective purchaser thereof reasonably requests to avail itself of any rule or regulation of the Commission allowing such holder to sell any such securities without registration.

              2.3    (a)    During the term of this Warrant, the holder hereof
shall not sell, transfer, or dispose, or purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise (any such sale, transfer, disposition, purchase, acquisition or contract being a "TRANSFER"), this Warrant or the Shares, except as authorized pursuant to this SECTION 2.3. Notwithstanding anything to the contrary set forth in this Warrant, this Warrant may not be exercised, in full or in part, unless
(i) the Company obtains a favorable legal opinion, reasonably acceptable in form and substance to the Company and the holder hereof, to the effect that the exercise of the Warrant by such holder of this Warrant shall not result in a limitation of the Company's use of any net operating loss carryforwards solely by reason of the applicability of Section 382 of the Code (provided that, upon the request of the holder hereof, the Company shall cooperate in good faith with such holder in furnishing any information reasonably required to produce such opinion); or (ii) as provided in SECTION 6.

              (b)    (i)    The restrictions contained in this SECTION 2.3 are
for the purpose of reducing the risk that any change in stock ownership may jeopardize the preservation of the Company's federal income tax attributes. In connection therewith, and to provide for the effective policing of these provisions, prior to the date of a proposed Transfer by the holder hereof, such holder shall request in writing (a "REQUEST") that the Board of Directors of the Company review the proposed Transfer and authorize or not authorize the proposed Transfer pursuant to SUBSECTION (b)(iii) hereof. A Request shall be mailed or delivered to the President of the Company at the Company's principal place of business or telecopied to the Company's telecopier number at its principal place of business. Such Request shall be deemed to have been delivered when actually received by the Company. A Request shall include: (a) a description of this Warrant or the Shares proposed to be Transferred by the holder hereof, (b) the date on which the proposed Transfer is expected to take place, (c) the name of the proposed transferee, and (d) a Request that the Board of Directors authorize, if appropriate, the Transfer pursuant to SUBSECTION (b)(iii) hereof and inform the holder hereof of its determination regarding the proposed Transfer. If the holder hereof seeks to sell or dispose of this Warrant or the Shares, then, as soon as reasonably practicable after receipt by the President of the Company of a Request, a meeting of the Board of Directors shall be held to determine whether to authorize the proposed Transfer described in the Request under SUBSECTION (b)(iii) hereof. The Board of Directors shall conclusively determine whether to authorize the proposed Transfer, in its sole discretion and judgment, and shall immediately cause the holder hereof to be informed of such determination; PROVIDED THAT, upon the request of the holder hereof, the Company shall cooperate in good faith with such holder in furnishing any information reasonably required by the Board of Directors to make such conclusive determination.

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                     (ii)   Any Transfer attempted to be made in violation of
this SECTION 2.3 will be null and void. In the event of an attempted or purported Transfer involving a sale or disposition of this Warrant or the Shares in violation of this SECTION 2.3 the holder hereof shall remain the owner.

                     (iii) The Board of Directors shall authorize a Transfer by the holder hereof, if, in its sole discretion and judgment, it determines that the Transfer will not jeopardize the Company's preservation of its federal income tax attributes pursuant to Code Section 382. In deciding whether to approve any proposed Transfer by the holder hereof, the Board of Directors may seek the advice of counsel with respect to the Company's preservation of its federal income tax attributes pursuant to Code Section 382 and may request all relevant information from the holder hereof with respect to all capital stock directly or indirectly owned by such holder. The holder hereof shall reimburse the Company, on demand, for all costs and expenses incurred by the Company with respect to any proposed Transfer, including, without limitation, the Company's costs and expenses incurred in determining whether to authorize that proposed Transfer.

       3.     EXERCISE OF WARRANT.

              3.1 EXERCISE IN FULL. Subject to SECTION 2.3(b), the holder of this Warrant may at its option not later than the Expiration Date exercise it in full by surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, attention the Secretary of the Company. The surrendered Warrant shall be accompanied by payment of the Purchase Price as set forth below for the number of shares of Common Stock which may be purchased hereunder. At the option of the holder of this Warrant, payment of the Purchase Price shall be made by (a) wire transfer of funds to an account in a bank located in the United States designated by the Company for such purpose, (b) certified or official bank check payable to the order of the Company, or (c) any combination of such methods.

              3.2 PARTIAL EXERCISE. Subject to SECTION 3.4, the holder of this Warrant may at its option at any time or from time to time, but not later than the Expiration Date, exercise this Warrant in part by surrender of this Warrant in the manner and at the place provided in SECTION 3.1, except that the amount obtained shall be designated by the holder of this Warrant in the subscription at the end hereof as provided herein. The Purchase Price shall be payable by the holder of this Warrant in accordance with SECTION 3.1. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder of this Warrant in the subscription at the end hereof, subject to adjustment as provided herein.

              3.3 SHARES TO BE FULLY PAID. The Company covenants and agrees that all Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the

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issue thereof. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Common Stock may be listed.

              3.4 LIMITATIONS ON EXERCISE OF WARRANT. (a) Notwithstanding anything to the contrary set forth in this Warrant, this Warrant may not be exercised for any Shares prior to the first anniversary of the date of this Warrant. On such anniversary, and on each of the second, third, fourth and fifth anniversaries of this Warrant, subject to adjustment pursuant to Section 3.4(b), the number of Shares for which this Warrant may be exercised shall be increased by 200,000 (such number of additional Shares for which this Warrant may be exercised on any such anniversary, hereinafter "Additional Vested Shares").

              (b)    (i)    In any year ending on or before the fourth
anniversary of this Warrant, if the amount paid to S2 Holdings, Inc. out of Cash Flow (as defined in the Non-Negotiable, Secured Purchase Money Promissory Notes of S2 Holdings, Inc., payable to the order of J.G. Wentworth S.S.C., Limited Partnership (the "Notes")) during such year is less than the sum of the amounts shown in Note 1, Column 1 and Note 2, Column 1 on Schedule A of the Notes (such sum, the "Required Minimum Payment") for such year, then the Additional Vested Shares for such year shall be reduced from the number calculated pursuant to
Section 3.4(a) by the number of Shares equal to the product of (i) the number of Additional Vested Shares for such year as otherwise calculated pursuant to
Section 3.4(a), and (ii) the Cash Flow Shortfall Percentage for such year. For purposes hereof, "Cash Flow Shortfall Percentage" for any period means the ratio, expressed as a percentage, of (x) the dollar amount by which the Required Minimum Payment for such period exceeds the actual Cash Flow for such period, and (y) the Required Minimum Payment for such period.

                     (ii) On the fifth anniversary of this Warrant, the Additional Vested Shares for such year shall be increased or decreased, as the case may be, such that the total number of Shares for which this Warrant may be exercised after such date shall be equal to the difference between (i) 1,000,000 and (ii) the product of (x) 1,000,000 and (y) the Cash Flow Shortfall Percentage for the period from the date of this Warrant through the fifth anniversary of this Warrant.

       4. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 20 Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, a certificate or certificates for the number of fully paid and nonassessable Shares to which such holder shall be entitled on such exercise. The Company agrees that the Shares purchased under this Warrant shall be and are deemed to be issued to the holder hereof as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Shares. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by holder hereof and shall be registered in the name of the holder hereof.

       5.     ADJUSTMENT OF INITIAL PURCHASE PRICE AND NUMBER OF SHARES.

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              5.1    The Initial Purchase Price hereof shall be subject to
adjustment from time to time as follows:

              (a) In case the Company shall (i) at any time declare or pay a dividend on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then, in such an event, the Purchase Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Purchase Price will be equal to the Purchase Price immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which is the number of shares outstanding immediately after such event. An adjustment made pursuant to this subdivision (a), (i) shall become effective retroactively immediately after the record date in the case of a dividend and (ii) shall become effective immediately after the effective date in the case of a subdivision or combination. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein.

              (b)    (i)    In the event that the Company shall sell or issue
(or shall be deemed pursuant to this Subsection to sell or issue), at any time after the issuance date of this Warrant, shares of Common Stock for Net Consideration Per Share that is less than the Fair Value in effect on the date of and immediately prior to such sale or issuance, then, upon such sale or issuance (or deemed sale or issuance), the Purchase Price shall be reduced concurrently with such sale or issuance (or deemed sale or issuance) to a Purchase Price (calculated to the nearest one hundredth of a cent) determined by dividing:

                     (A) an amount equal to (x) the total number of shares of Common Stock outstanding immediately prior to such sale or issuance multiplied by the Purchase Price, plus (y) such Net Consideration Per Share, if any, received or deemed received, multiplied by the number of shares of Common Stock sold or issued (or deemed to be sold or issued), by

                     (B) the total number of shares of Common Stock outstanding immediately after such sale or issuance.

No adjustment in the Purchase Price shall be made which would increase the Purchase Price in effect immediately prior to such adjustment.

              (c) In case the Company shall distribute to holders of shares of Common Stock any of the following: any Other Securities, evidences of its indebtedness or assets (excluding cash dividends or cash distributions) or purchase rights, options or warrants to subscribe for or purchase such Other Securities, then, in each such case the Purchase Price in effect thereafter shall be determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of outstanding shares of

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Common Stock multiplied by the current Market Price per share of Common Stock on the record date mentioned below, less the Fair Value of the Other Securities, assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such current Market Price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

              (d) No adjustment of the Purchase Price shall be made if the amount of such adjustment shall be less than one hundredth of one cent per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment so carried forward, shall amount to not less than one hundredth of one cent per share. In case the Company shall at any time issue Common Stock by way of dividend on any stock of the Company or subdivide or combine the outstanding shares of the Common Stock, said amount of one hundredth of one cent per share (as theretofore increased or decreased, if the same amount shall have been adjusted in accordance with the provisions of this subparagraph) shall forthwith be proportionately increased in the case of a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.

              5.2    Upon each adjustment of the Purchase Price pursuant to
SECTION 5.1, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of this Warrant by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the new Purchase Price.

              5.3 In case of any capital reorganization of the Company, or of any reclassification of the Common Stock, this Warrant shall be exercisable after such capital reorganization or reclassification upon the terms and conditions specified in this Warrant, for the number of shares of stock or other securities which the Common Stock issuable (at the time of such capital reorganization or reclassification) upon the full exercise of this Warrant would have been entitled to receive upon such capital reorganization or reclassification if such exercise had taken place immediately prior to such action. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this SECTION 5.3.

              5.4 Whenever the Purchase Price is adjusted as herein provided, the Company shall compute the adjusted Purchase Price in accordance with SECTION
5.1 and shall prepare a certificate setting forth the adjusted Purchase Price and shall state the effective date of the adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, and showing in reasonable detail the method of such adjustment and the fact requiring the adjustment and upon which such calculation is based, and such certificate shall forthwith be forwarded to the holder of this Warrant within 90 days after the event giving rise to such event.

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              5.5    The form of this Warrant need not be changed because of any change in the Purchase Price pursuant to SECTION 5 and any Warrant issued after such change may state the same Purchase Price and the same number of shares of Common Stock as are stated in this Warrant.

              5.6 If the Company shall take a record of the holders of the Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue, sale, distribution or grant of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

              5.7. If any event occurs as to which the foregoing provisions of this Section 5 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase rights of the Warrrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Purchase Price or decreasing the number of shares of Common Stock subject to purchase upon exercise of this Warrant, or otherwise adversely affect the Warrantholders.

              5.8 As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 5, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the holders of Warrants are entitled to receive upon exercise thereof.

              5.9 Each holder of this Warrant may, at its option, be entitled to receive, in lieu of the adjustment pursuant to Section 5.1(c) or otherwise required as a result of any distribution of the type referenced in Section 5.1(c), on the date of exercise of the Warrants, the Other Securities, evidences of indebtedness or assets or purchase rights, options or warrants to subscribe for or purchase such Other Securities which such Warrantholder would have been entitled to receive if it had exercised its Warrants for share of Common Stock immediately prior to the record date with respect to such distribution. Subject to the other provisions and restrictions of this Warrant with respect to the exercise rights of the holder of this Warrant, each holder of this Warrant may exercise its option under this subsection 5.9 by delivering to the Company a written notice of such exercise within 7 days of its receipt of the notice required pursuant to Section 5.4 to be delivered by the Company in connection with such distribution.

       6. OTHER NOTICES; ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.:

              If at any time:

              (a) the Company shall propose to declare any cash dividend upon its Shares;

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              (b)    the Company shall propose to declare or make any dividend
or other distribution to the holders of its Common Stock, whether in cash, property or other securities;

              (c) the Company shall propose to effect any reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with or into another corporation or any sale, lease or conveyance of all or substantially all of the assets of the Company; or

              (d) the Company shall propose to effect a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give to the holder of this Warrant (i) at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, at least 20 days' written notice of the date when the same shall take place. Upon receipt of a notice of an event described in clauses (a) through (d), the holder of this Warrant may, at its option, exercise this Warrant in whole or in part. Upon the occurrence of an event described in clause (c), the holder of this Warrant shall be entitled thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock or other securities or assets which the holder would have been entitled to receive after the occurrence of such event had this Warrant been exercised immediately prior to such event; and in any such case, appropriate provision shall be made with respect to the rights and interests of the holder to the end that the provisions of this Warrant (including, without limitation, provisions with respect to changes in and adjustments of the Purchase Price and the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, or other securities or assets, thereafter deliverable upon the exercise of this Warrant. The Company will not effect any of the transactions described in clause (c) above unless, prior to the consummation thereof, each person (other than the Company) that may be required to deliver any cash, stock, securities or other assets upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to the holder of this Warrant, (x) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of any such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (y) the obligation to deliver to such holder such cash, stock, securities or other assets as such holder may be entitled to receive in accordance with the provisions of SECTIONS 5 AND 6. The provisions of this SECTION 6 shall similarly apply to successive transactions.

              6.1    DISSOLUTION. Except as otherwise expressly provided in
SECTION 6.1, in the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holder of this Warrant after the effective date of such dissolution pursuant to this SECTION 6 to a bank or trust company having its principal office in the State of New York or the State of Delaware, as trustee for the holder of this Warrant.

              6.2 CONTINUATION OF TERMS. Except as otherwise expressly provided in SECTION 6.1, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this
SECTION 6, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company.

       7. NO IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant to be observed or performed by it, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant, or permit such par value to be, above the amount payable therefor on such exercise, (b) will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of shares of Common Stock and Other Securities as shall then be issuable upon exercise of this Warrant in full and shall take all such action as may be necessary or appropriate in order that all shares of Common Stock and Other Securities that shall be so issuable shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, (c) will not effect a subdivision or split up of shares or similar transaction with respect to any class of the Common Stock without effecting an equivalent transaction with respect to all other classes of Common Stock, and (d) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets.

       8. EXCHANGE OF WARRANTS. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or (subject to SECTION 2) on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder or any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of this Warrant so surrendered.

       9. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company will, at the expense of the holder hereof, execute and deliver, in lieu thereof, a new Warrant of like tenor.

       10. STAMP AND TRANSFER TAXES, ETC. The holder hereof agrees to pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the original issuance of this Warrant.

       11. WARRANT AGENT. The Company may, by written notice to the holder of this Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Shares on the exercise of this Warrant pursuant to SECTION 3, exchanging this Warrant pursuant to SECTION 8, and replacing this Warrant pursuant to SECTION 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

       12. INCIDENTAL REGISTRATION. If the Company at any time proposes to file on its behalf and/or on behalf of any of its security holders ("THE DEMANDING SECURITY HOLDERS") a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Exchange Act) of the Company, it will give written notice to all holders of Registrable Securities at least 60 days before the initial filing with the Commission of such registration statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such holders may request. Each holder of any such Registrable Securities desiring to have Registrable Securities registered under this SECTION 12 (each a "REGISTERING HOLDER") shall advise the Company in writing within thirty (30) days after the date of receipt of such notice from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company or such demanding security holder would materially and adversely affect the distribution of such securities by the Company or such demanding security holder, then the Company and the demanding security holders and the registering holders (collectively, "SELLING SECURITY HOLDERS") shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis.

       13. REGISTRATION PROCEDURES. If the Company is required by the provisions of SECTION 12 to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

       (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed 180 days; PROVIDED THAT before filing such registration statement, the Company will furnish to the selling security holders copies of all such documents proposed to be filed;

       (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 180 days; PROVIDED THAT before filing such amendments and supplements, the Company will furnish to the selling security holders copies of all such documents proposed to be filed;

       (c) furnish to all selling security holders such number of copies of the registration statement (together, with all such amendments thereto) and the summary or each other prospectus, including each preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

       (d) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall request (PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such registration statement;

       (e) notify each holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

       (f) notify each holder of Registrable Securities covered by such registration statement and such holder's underwriters, if any, and confirm such advice in writing: (i) when the registration statement has become effective, (ii) when any post-effective amendment to the registration statement becomes effective and
              (iii) of any request by the Commission for any amendment or supplement to the registration statement or prospectus or for additional information;

       (g) notify each holder of Registrable Securities if at any time the Commission should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of the registration statement. Upon the occurrence of any of the events mentioned in the preceding sentence, the Company will use diligent efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Company will advise each holder of Registrable Securities promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any Registrable Securities for sale in any jurisdiction;

       (h) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

       (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders (as understood under Rule 158 of the Securities
              Act), as soon as reasonably practicable, but not later than sixteen (16) months after the effective date of the registration statement, an earning statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

              It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Warrant in respect of the securities which are to be registered at the request of any holder of Registrable Securities that such holder shall furnish to the Company such information regarding the securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company. If any registration statement or comparable statement under the Securities Act refers to any registering holder or any of its affiliates, by name or otherwise, as the holder of any securities of the Company then, unless counsel to the Company advises the Company that the Securities Act requires that such reference be included in any such statement, each such holder shall have the right to require the deletion of such reference to itself and its affiliates.

       14. REGISTRATION EXPENSES. All expenses incurred in complying with SECTIONS 12 AND 13 of this Warrant, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, the reasonable fees and expenses of counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to SECTION 13(d), shall be paid by the Company, except that:

       (a) all such expenses in connection with any amendment or supplement to the registration statement or prospectus filed more than 180 days after the effective date of such registration statement solely because any holder of Registrable Securities has not effected the disposition of the securities requested to be registered shall be paid by such holder; and

       (b) the Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such holder of Registrable Securities.

       15.    INDEMNIFICATION AND CONTRIBUTION.

              (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Warrant, the Company shall indemnify and hold harmless the holder of such Registrable Securities, such holder's directors and officers, and each other Person (including each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be ----------------- liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

              (b) Each holder of any Registrable Securities, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such holder of such Registrable Securities specifically for use in the following documents and contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto.

              (c) If the indemnification provided for in this SECTION 15 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

              The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 15(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

       16. NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Warrant. The Company has not previously entered into any agreement with respect to any of its securities granting any registration rights to any Person, other than registration rights granted in respect of this Warrant, the Shares and those agreements set forth on SCHEDULE 16 annexed hereto.

       17. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which the holder hereof by the taking hereof consents and agrees:

                     (a) subject to the transfer restrictions herein, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                     (b) subject to the transfer restrictions herein, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                     (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

       18. NO VOTING RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Company whether such liability is asserted by the Company or by its creditors.

       19. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Warrant, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed given only if (i) delivered in person, or (ii) sent by Federal Express or nationally recognized overnight courier service, and addressed as follows:

              1. If to the holder of this Warrant, at its address as shown on the books of the Company with a copy to:

                     Proskauer Rose LLP
                     1585 Broadway
                     New York, New York 10036
                     Attn:  Ira Akselrad, Esq.

              2.     If to Company, at:

                     DVL, Inc.
                     70 East 55th Street, 7th Floor
                     New York, NY 10022
                     Attn:  President

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed effective upon receipt.

       20. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by its laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

                           [INTENTIONALLY LEFT BLANK]

       21. EXPIRATION. The right to exercise this Warrant shall expire at 5:00 P.M., New York time, on August 15, 2011.

Dated: As of August 15, 2001                   DVL, INC., A DELAWARE CORPORATION


(Corporate Seal)                               By:____________________________
                                               Name:
                                               Title:

                              FORM OF SUBSCRIPTION
                              --------------------


(To be signed only upon exercise of Warrant)

To: ___________________________


              The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________________ (_______) shares of Common Stock, par value $0.01 per share (the "Stock"), of DVL, Inc. (the "Company") and herewith makes payment of _____________________________ Dollars ($__________) therefor and requests that the certificates for such shares be issued in the name of, and delivered to, __________________________________
_____________________________________________________________, whose address is
____________________________________________.

              The undersigned represents, unless the exercise of this Warrant has been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the undersigned is acquiring such Stock for his own account for investment and not with a view to or for sale in connection with any distribution thereof (except for any resale pursuant to a registration statement under the Securities Act).

DATED: _______________



                                        ________________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)


                                        ________________________________________


                                        ________________________________________
                                                        (Address)

                                   SCHEDULE 16


                            Other Registration Rights
                               Previously Granted
                                 by the Company


Warrants issued to NPM Capital, LLC and certain employees and directors of DVL, Inc., and the Common Stock Warrant issued as of February 15, 2001 to the holder of this Warrant.